UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 16, 2007 (November 14, 2007)

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

(617) 491-9700

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Momenta Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby amends its Current Report on Form 8-K filed on September 26, 2007 (the “Original Form 8-K”), as amended by Amendment No. 1 to the Original Form 8-K filed on October 30, 2007 (the “Amended Form 8-K”), pursuant to Instruction 2 to Item 5.02 of Form 8-K, to provide information that was not determined or available at the time of the filing of the Original Form 8-K or the Amended Form 8-K. The Original Form 8-K was filed to report the appointment of Steven B. Brugger as Chief Operating Officer of the Company, effective as of September 20, 2007.

Item 5.02.                                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

As previously disclosed in the Original Form 8-K, on September 20, 2007 the Board of Directors of the Company appointed Steven B. Brugger as Chief Operating Officer of the Company. As reported in the Amended Form 8-K, on October 26, 2007 the Compensation Committee of the Board of Directors (the “Compensation Committee”) approved an increase to Mr. Brugger’s annual base salary and an increase in the target bonus potential for Mr. Brugger.

In connection with Mr. Brugger’s appointment, on November 14, 2007 the Compensation Committee granted Mr. Brugger an option to purchase 25,000 shares of the Company’s common stock with an exercise price equal to the fair market value of the common stock, which was the last sales price on November 14, 2007, or $5.16 per share. These options will vest quarterly over the four year period following the date of grant. The options were issued under the Company’s 2004 Stock Incentive Plan, as amended, pursuant to the terms and conditions of the Form of Incentive Stock Option Agreement under such Plan. The Company’s Form of Incentive Stock Option Agreement was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 and is incorporated herein by reference. The Company’s Executive Officer Compensation Summary was filed as Exhibit 10.22 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and is incorporated herein by reference.

Item 9.01.                                     Financial Statements and Exhibits.

(d)                             Exhibits.

Exhibit No.	Description

10.1

Form of Incentive Stock Option Agreement (Filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, Commission File No. 0-50797, is incorporated herein by reference).

10.2

Executive Officer Compensation Summary (Filed as Exhibit 10.22 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, Commission File No. 0-50797, is incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: November 16, 2007	By:	/s/ Richard P. Shea

Richard P. Shea Chief Financial Officer (Principal Financial Officer)